SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A
                                 Amendment No. 1

                                 Current Report
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

      Date of Report: (Date of earliest event reported) : August 8, 2004

                          Commission File No. 000-49756

                           THE WORLD GOLF LEAGUE, INC.
             (Exact name of registrant as specified in its charter)

              Nevada                                     98-0201235
       ---------------------                       ----------------------
(State  or  other  jurisdiction  of          (IRS Employer  Identification  No.)
 incorporation  or  organization)

                 2139 SR 434, Suite 101, Longwood, Florida 32779
              ------------------------------------------------------
                    (Address of principal executive offices)

                                 (407) 331-6272
                     --------------------------------------
                           (Issuer telephone number)

     This Form 8-K/A is being filed to correct the date on which Mr. Page resigned from his position as a Director of the Registrant.

5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

(b) On August 8, 2004, William Page, resigned from his position as a Director of the Registrant.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             THE  WORLD  GOLF  LEAGUE,  INC.

DATED: December 6, 2004                      By: /s/ Michael Pagnano
                                                --------------------
                                                Michael Pagnano
                                                Chief Executive Officer